SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 1996



                          SHOPCO REGIONAL MALLS, L.P.
             (Exact name of registrant as specified in its charter)



        Delaware                       33-20614                13-3217028
State or other jurisdiction           Commission              IRS Employer
    of incorporation                  File Number           Identification No.



3 World Financial Center, 29th Floor
New York, NY Attn: Andre Anderson                               10285
Address of principal executive offices                         Zip Code



Registrant's telephone number, including area code (212) 526-3237

Item 5. Other Events


On October 15, 1996, Shopco Malls L.P. (the "Owner Partnership") received notice of default from Aetna Life Insurance Company (the "Lender") due to the Owner Partnership's failure to escrow real estate taxes with the Lender as required under the Mortgage and Security Agreement (the "Mortgage") secured by Assembly Square. On account of such Default, and pursuant to its rights and remedies under the Mortgage, the Lender declared the entire outstanding Mortgage loan balance (as such term is defined in the Mortgage) immediately due and payable, without any further presentment, demand or notice.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SHOPCO REGIONAL MALLS, L.P.
                                Registrant

                                By:  REGIONAL MALLS INC.
                                     General Partner


Date:  October 23, 1996         By: /s/ Paul L. Abbott
                                Director, and Chief Executive
                                Officer


Date:  October 23, 1996         By: /s/ Robert Hellman
                                President


Date:  October 23, 1996         By: /s/ Joan Berkowitz
                                Vice President and Chief Financial
                                Officer